Exhibit 10.34
ASSIGNMENT AND ASSUMPTION OF
PURCHASE AND SALE AGREEMENT

This Assignment and Assumption of Purchase and Sale Agreement ("Assignment") is entered into between KBS Capital Advisors LLC, a Delaware limited liability company ("Assignor"), and KBS Legacy Partners Greer LLC, a Delaware limited liability company ("Greer Assignee"), and KBS Legacy Partners Greer Land LLC, a Delaware limited liability company ("Land Assignee", and collectively with Greer Assignee, the "Assignees”), as of April 11, 2012 (the "Effective Date").
RECITALS
A.    Pursuant to the terms of that certain Purchase and Sale Agreement dated as of March 21, 2012, as previously assigned pursuant to that certain Assignment and Assumption of Purchase and Sale Contract by and between KBS-Legacy Apartment Community REIT Venture, LLC and Assignor of even date herewith (the "Prior Assignment" and collectively, the "Purchase Agreement"), Assignor agreed to acquire the Property (as such term is defined in the Purchase Agreement) commonly referred to as the Alta Crescent Apartments in Greer, South Carolina subject to and in accordance with the terms of the Purchase Agreement.
B.    Assignor desires to assign, without recourse, representation or warranty, all of its rights, benefits, liabilities and obligations arising under the Purchase Agreement (and related documents) to Assignees, and Assignees desire to assume all of said rights, benefits, liabilities and obligations.
NOW, THEREFORE, in consideration of the foregoing promises, the mutual undertakings of the parties set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:
1.Recitals. The above recitals are incorporated herein by reference.
2.    Assignment and Assumption. Assignor hereby transfers, assigns and conveys, without recourse, representation or warranty, express or implied, the following as such relate to Parcels 1, 2 and 4 as described on Exhibit "A" attached hereto to Land Assignee and as such relate to Parcel 3 as described on Exhibit "A" attached hereto to Greer Assignee: i) all of Assignor's rights, interests, liabilities and obligations in and to the Property, ii) all of Assignor's rights, interests, liabilities and obligations under the Purchase Agreement (and related documents), and iii) all of Assignor's rights in and to the First Deposit (as defined in the Purchase Agreement) previously deposited into escrow in accordance with the terms of the Purchase Agreement. Assignees hereby assume all such rights, interests, liabilities and obligations, and join in all representations, warranties, releases, and indemnities, of Assignor under the Purchase Agreement (and related documents) relating to the Property, the Purchase Agreement (and related documents) and the First Deposit assigned to each respectively above. Concurrent with the delivery of this Assignment, Assignees will deliver to Assignor an amount equal to the First Deposit as reimbursement therefor and concurrently therewith Assignor will use such funds to promptly repay to KBS-Legacy Apartment Community REIT Venture, LLC

Purchase Agreement Assignment No.2 - Alta Crescent	1

(the "Venture LLC") the $250,000 previously advanced by the Venture LLC to make the First Deposit as referenced in the Prior Assignment.
3.    Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties' successors and assigns.
4.    Attorneys' Fees. In the event of any controversy, claim, dispute, arbitration, or litigation between the parties hereto to enforce or interpret any of the provisions of this Assignment or any right of either party hereto, the non-prevailing party to such controversy, claim, dispute, arbitration or litigation agrees to pay to the prevailing party all costs and expenses, including reasonable attorneys' fees and costs, court or dispute resolution costs, arbitrator's, mediator's, consultant's and expert witness' fees and costs incurred by the prevailing party, including, without limitation, fees incurred during trial or resolution of any action or dispute and any fees incurred as a result of an appeal from a judgment entered in any such matter. A prevailing party shall include without limitation (a) a party who dismisses an action in exchange for sums due, or (b) the party determined to be the prevailing party by a court of law. The terms of this Section 4 shall survive the termination of the Purchase Agreement.
5.    INTENTIONALLY DELETED.
6.    Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Each counterpart may be delivered by facsimile transmission or other electronic means and such shall be deemed effective as if original. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto.
[REMAINDER OF PAGE IS INTENTIONALLY BLANK.
SIGNATURES FOLLOW.]

Purchase Agreement Assignment No.2 - Alta Crescent	2

IN WITNESS WHEREOF, the undersigned hereby duly execute this Assignment and Assumption of Purchase and Sale Contract to be effective as of the Effective Date set forth above.

ASSIGNOR:

KBS CAPITAL ADVISORS LLC, a Delaware limited liability company

By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

ASSIGNEES:

KBS LEGACY PARTNERS GREER LLC,
a Delaware limited liability company

By:    KBS LEGACY PARTNERS PROPERTIES LLC,
a Delaware limited liability company,
its sole member

By:    KBS LEGACY PARTNERS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:    KBS LEGACY PARTNERS APARTMENT REIT, INC.,
a Maryland corporation,
its sole general partner

By:    /s/ W. Dean Henry
Name:    W. Dean Henry
Title:     Executive Vice President

[SIGNATURES CONTINUE ON NEXT PAGE]

Purchase Agreement Assignment No.2 - Alta Crescent Signature page 1	3

KBS LEGACY PARTNERS GREER LAND LLC,
a Delaware limited liability company

By:    KBS LEGACY PARTNERS PROPERTIES LLC,
a Delaware limited liability company,
its sole member

By:    KBS LEGACY PARTNERS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:    KBS LEGACY PARTNERS APARTMENT REIT, INC.,
a Maryland corporation,
its sole general partner

By:    /s/ W. Dean Henry
Name:    W. Dean Henry
Title:     Executive Vice President

Purchase Agreement Assignment No.2 - Alta Crescent Signature Page 2	4

Exhibit A

NOTES:

1.) REFERENCE:
a.) PLAT ENTITLED "PROPERTY OF T.W. DILL ESTATE", DATED JAN. 23, 1953, PREPARED BY H.S. BROCKMAN, RECORDED IN PLAT BOOK T, PAGE 190 IN THE GREENVILLE COUNTY R.O.D. OFFICE.

b.) PLAT ENTITLED "KING ACRES", DATED AUG. 10, 1963, PREPARED BY JOHN A. SIMMONS, RECORDED IN PLAT BOOK YY, PAGE 153 IN THE GREENVILLE COUNTY R.O.D. OFFICE.

c.) PLAT ENTITLED "DILL CREEK CROSSING", DATED MAY 31, 2001, PREPARED BY PLUMBLEE SURVEYING, RECORDED IN PLAT BOOK 44-B, PAGE 78 IN THE GREENVILLE COUNTY R.O.D. OFFICE.

TAX MAP# T010010300500

2.) THE PROFESSIONAL SURVEYOR HAS MADE NO INVESTIGATION OR INDEPENDENT SEARCH FOR EASEMENTS OF RECORD, ENCUMBRANCES, RESTRICTIVE COVENANTS, OWNERSHIP TITLE EVIDENCE, OR ANY OTHER FACTS THAT AN ACCURATE AND CURRENT TITLE SEARCH MAY DISCLOSE.

3.) SUBSURFACE AND ENVIRONMENTAL CONDITIONS WERE NOT SURVEYED OR EXAMINED OR CONSIDERED AS PART OF THIS SURVEY. NO EVIDENCE OR STATEMENT IS MADE CONCERNING THE EXISTENCE OF UNDERGROUND OR OVERHEAD CONDITIONS, CONTAINERS OR FACILITIES THAT MAY AFFECT THE USE OR DEVELOPMENT OF THIS PROPERTY.

4.) THIS PROPERTY IS SUBJECT TO ANY AND ALL EASEMENTS, RIGHTS OF WAY AND/OR RESTRICTIONS OF RECORD OR NOT OF RECORD.

5.) THE UNDERGROUND UTILITIES SHOWN HAVE BEEN LOCATED FROM ABOVE GROUND EVIDENCE AND EXISTING DRAWINGS. THE SURVEYOR MAKES NO GUARANTEE THAT THE UNDERGROUND UTILITIES SHOWN COMPRISE ALL SUCH UTILITIES IN THE AREA, EITHER IN SERVICE OR ABANDONED.

6.) ACCORDING TO FEMA FIRM NUMBER 45045C0342D, FOR GREENVILLE COUNTY, SOUTH CAROLINA, WITH AN EFFECTIVE DATE OF DEC. 02, 2004, A PORTION OF THIS PROPERTY IS LOCATED IN AN UN-NUMBERED A FLOOD HAZARD AREA.

7.) ZONING: CITY OF GREER, ZONED PD-R
NO STRUCTURE SHALL BE ERECTED WITHIN 25 FEET FROM ANY EXTERNAL LOT LINE OR ANY PLANNED DEVELOPMENT. MINIMUM LOT WIDTH, MINIMUM MINIMUM YARD SIZE, MAXIMUM LOT COVERAGE, AND MAXIMUM HEIGHT ARE NOT OTHERWISE REGULATED.

8.) THERE IS A 5' DRAINAGE AND UTILITY EASEMENT ALONG EACH SIDE OF ALL INTERNAL LOT LINES AND A 10' DRAINAGE AND UTILITY EASEMENT ALONG THE INSIDE OF ALL EXTERNAL LOT LINES, UNLESS OTHERWISE NOTED.

9.) A STORM WATER MANAGEMENT PLAN AND A SEDIMENT REDUCTION PLAN HAS BEEN PREPARED FOR THIS PROPERTY AND WILL BE APPLIED FOR LAND DISTURBING ACTIVITIES. EACH PROPERTY OWNER WILL COMPLY WITH THIS PLAN UNLESS AN INDIVIDUAL PLAN IS PREPARED AND APPROVED FOR THAT PROPERTY. (PLAN No. SCR 10HS47)

2007124181 PLAT/LS 1 PG
Book:PLL 1057 Page:43-43
December 19, 2007 04:18:44 PM
Fee:$10.00 Cnty Tax:$0.00 State Tax:$0.00
FILED IN GREENVILLE COUNTY, SC

CHICK SPRINGS ROAD (J-427)
(VARIABLE R/W)
SOUTH SUBER ROAD
S-23-540
DITCH TO DITCH R/W
SUBER MILL ROAD (J-405)
(DITCH TO DITCH R/W - PER GREENVILLE COUNTY)
BENT CREEK DR.
(50' R/W)
PARCEL 3
22.35 AC.
973,580 SF.
COMMERCIAL
OUTPARCEL 1
3.65 AC.
159,218 SF.
COMMERCIAL
OUTPARCEL 2
1.61 AC.
70,240 SF.
PARCEL 4
0.30 AC.
12,917 SF.
N/F
CHRISTOPHER S. ERWIN
& KELLY A. ERWIN
TM# T10.4-1-18
DB 2048-814
N/F
CHRISTIAN OUTREACH
OF SOUTH CAROLINA
TM# T10.4-1-19.2
DB 1921-1936
N/F
JAMES B. BOWICK
TM# T10.4-1-19
DB 1441-947
N/F
DENNIS D GREEN
TM# T10.4-1-19.01
DB 2037-1632
N/F
KIRK WHEELER
TM# T10.4-1-21
DB 2166-541
PB YY-153
N/F
SHAW ENTERPRISES
OF THE UPSTATE
TM# T10.1-2-8
DB 2002-799
ZONED R-20
LIMITS OF FLOOD ZONE
DILL CREEK CROSSING
N77°40'22"E 358.56'
S56°14'01"W 336.36'
S63°32'27"W 372.96'
N31°29'18"W 454.57'
N78°20'19"W 156.54'
S09°39'29"W 242.32'
S46°30'00"W 244.10'
S46°50'37"E 370.00'
S33°25'11"E 141.50'
S57°19'00"E 133.98'
REFERENCE PLAT
GRAPHIC SCALE
1 inch = 100 ft.

FILED FOR RECORD IN GREENVILLE COUNTY, SC ROD
2007124181 Book:PLL 1057 Page:43-43
December 19, 2007 04:18:44 PM

PROPERTY LINE TABLE		
LINE	DIRECTION	DISTANCE
L1	N38°13'33"W	211.54
L2	N38°00'00"W	43.72
L3	N38°10'00"W	90.28
L4	N45°30'00"W	82.34
L5	N48°25'00"W	130.00
L6	N48°30'00"W	100.00
L7	N41°30'00"W	50.00
L8	N41°30'00"W	150.00
L9	N46°37'00"E	290.50
L10	N46°37'00"E	4.50
L11	N52°48'00"E	77.14
L12	N52°48'00"E	213.86
L13	N60°27'30"E	303.08
L14	N29°11'28"W	139.83
L15	S48°25'24"W	60.73
L16	N48°44'08"E	103.73
L17	S70°02'17"E	84.84

PROPERTY CURVE TABLE			
CURVE	LENGTH	RADIUS	CHORD
C1	18.20	47.50	S78°46'29"E 18.17
C2	107.47	102.50	S79°46'20"W 102.61
C3	48.98	47.50	N78°31'26"E 47.88
C4	85.85	102.50	N80°22'08"E 83.38

LEGEND			
IPF	IRON PIN FOUND	CT	CRIMP TOP
IPS	IRON PIN SET	RB	REBAR
[illegible]	[illegible]	SR	SOLID ROD
[illegible]	[illegible]	OT	OPEN TOP
[illegible]	[illegible]	SS	SANITARY SEWER LINE
[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]
LP	[illegible]	[illegible]	[illegible]
TPED	[illegible] PEDESTAL	[illegible]	[illegible]
[illegible]	[illegible]	R/W	RIGHT OF WAY
[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible] FENCE	[illegible]	[illegible] CABLE
[illegible]	[illegible]	[illegible]	[illegible]
PP	POWER POLE	[illegible]	[illegible]
FH	FIRE HYDRANT	C&G	CONCRETE CURB & GUTTER
GV	GAS VALVE	RCP	REINFORCED CONCRETE PIPE
WM	WATER METER	CMP	CORRUGATED METAL PIPE
		SSE	SANITARY SEWER EASEMENT

GRAPHIC SCALE
1 inch = 100 ft.

PRECISION LAND SURVEYING, INC.
351 PRADO WAY GREENVILLE, SC 29607
(864) 627-8067 Fax (864) 627-1940

N. SUBER ROAD
WADE HAMPTON BLVD.
U.S. HWY. 29
CHICK SPRINGS ROAD
S. SUBER ROAD
"SITE"
BENT CREEK LANE
DILL CREEK CT.
SUBER MILL ROAD

LOCATION MAP NOT TO SCALE

CERTIFICATE OF ACCURACY

I HEREBY STATE THAT TO THE BEST OF MY KNOWLEDGE, INFORMATION, AND BELIEF, THE SURVEY SHOWN HEREON WAS MADE IN ACCORDANCE WITH THE REQUIREMENTS OF THE MINIMUM STANDARDS MANUAL FOR THE PRACTICE OF LAND SURVEYING IN SOUTH CAROLINA AND MEETS OR EXCEEDS THE REQUIREMENTS FOR A CLASS II SURVEY AS SPECIFIED THEREIN.

12/14/07 — DATE
R.B. Cook — RICHARD B. COOK II, PLS
17319 — S.C. REGISTRATION NO

SOUTH CAROLINA PRECISION LAND SURVEYING, INC. No. C01389 CERTIFICATE OF AUTHORIZATION

SOUTH CAROLINA PROFESSIONAL LAND SURVEYOR No. 17319 RICHARD BRICK COOK II

CERTIFICATE OF OWNERSHIP AND DEDICATION

"THE UNDERSIGNED HEREBY ACKNOWLEDGE THAT I AM (WE ARE) THE OWNER(S) OF THE PROPERTY SHOWN AND DESCRIBED HEREON AND THAT I (WE) HEREBY ADOPT THIS PLAN OF SUBDIVISION WITH MY (OUR) FREE CONSENT AND THAT I (WE) ESTABLISH THE MINIMUM BUILDING RESTRICTION LINES AND HEREBY DEDICATE TO PUBLIC USE AS ROADS, ~~STREETS, AND~~ EASEMENTS, FOREVER ALL AREAS SO SHOWN OR INDICATED ON SAID PLAT"

DATE ______ SIGNED ______

DATE ______ SIGNED ______

DATE ______ SIGNED ______

DATE 12/18/07 SIGNED Thomas R. Bates
Thomas R. Bates ##

##Vice-President of WP East Corporation, Inc., Manager of WP Crescent, L.L.C., Manager of Crescent Apartments, LLC

CERTIFICATE OF APPROVAL FOR RECORDING

"I HEREBY CERTIFY THAT THE SUBDIVISION PLAN SHOWN HEREON HAS BEEN FOUND TO COMPLY WITH THE SUBDIVISION REGULATIONS FOR THE CITY OF GREER, WITH THE EXCEPTION OF SUCH VARIANCES, IF ANY, AS ARE NOTED IN THE MINUTES OF THE CITY OF GREER PLANNING COMMISSION OF GREER, SOUTH CAROLINA, AND THAT IT HAS BEEN APPROVED FOR RECORDING IN THE OFFICE OF THE REGISTER OF DEEDS."

DATE 12-14-07 [signature] CFM
AUTHORIZED REPRESENTATIVE
CITY OF GREER PLANNING COMMISSION

07.245

SUMMARY PLAT
CRESCENT APARTMENTS, LLC

OWNER	ENGINEER/SURVEYOR
CRESCENT APARTMENTS, LLC 1001 MOREHEAD SQUARE DR. #250 CHARLOTTE, NC 28203	RICHARD B. COOK II PRECISION LAND SURVEYING 351 PRADO WAY GREENVILLE, SC 29607

NO. OF ACRES 27.91 MILES OF NEW ROAD 0

NO. OF LOTS 4 DATE NOV. 13, 2007

ZONING PD-R

ERROR OF CLOSURE 1:7500

GRAPHIC SCALE
1 inch = 100 ft.